UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 25, 2006

                            ------------------------

                        PIONEER NATURAL RESOURCES COMPANY
             (Exact name of registrant as specified in its charter)


           Delaware                        1-13245                75-2702753
       (State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                                  Identification
                                                                    Number)

    5205 N. O'Connor Blvd.                                          75039
          Suite 900                                               (Zip code)
        Irving, Texas
   (Address of principal
    executive offices)


       Registrant's telephone number, including area code: (972) 444-9001

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12  under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 7.01. Regulation FD Disclosure.

     Pioneer Natural Resources Company (the "Company") filed as exhibits to its Form 10-K for the year ended December 31, 2005 the certifications required under section 302 of the Sarbanes-Oxley Act of 2002. Pursuant to the New York Stock Exchange ("NYSE") Listed Company Manual, the foregoing disclosure was required to be made in the Company's annual report to shareholders but was inadvertently omitted. This filing is being made at the request of the NYSE to remedy such omission.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   PIONEER NATURAL RESOURCES COMPANY



                                   /s/ Darin G. Holderness
                                   -------------------------------------------
                                   Darin G. Holderness
                                   Vice President and Chief Accounting Officer


Dated: May 25, 2006




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